UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2018

LendingTree, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                   Submission of Matters to a Vote of Security Holders

On June 13, 2018, LendingTree, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The holders of an aggregate of 12,466,466 shares of the Company’s common stock were entitled to vote at the Annual Meeting and a total of 11,675,814 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy. The stockholders considered and voted on two proposals submitted for stockholder vote, each of which is described in detail in the Company’s 2018 proxy statement prepared for the Annual Meeting.

The following are the voting results on each matter submitted for stockholder vote at the Annual Meeting.

Proposal 1. Election of Directors

The following nominees for election to the board of directors were elected, each for a one-year term or until their successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Gabriel Dalporto	10,597,423	342,319	8,825	727,247
Thomas Davidson	10,596,582	343,186	8,799	727,247
Neal Dermer	10,591,042	348,589	8,936	727,247
Robin Henderson	10,591,650	347,981	8,936	727,247
Peter Horan	10,545,710	394,029	8,828	727,247
Douglas Lebda	10,554,480	357,758	36,329	727,247
Steven Ozonian	7,834,409	3,105,329	8,829	727,247
Saras Sarasvathy	7,890,137	3,049,610	8,820	727,247
G. Kennedy Thompson	10,564,726	375,021	8,820	727,247
Craig Troyer	7,804,386	3,135,226	8,955	727,247

Proposal 2. Ratification of Independent Registered Public Accounting Firm

The board of directors’ proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year was approved based on the following votes:

For	Against	Abstentions
11,661,234	3,568	11,012

Item 8.01.                   Other Information

On June 12, 2018, the Company issued a press release announcing the acquisition of Ovation Credit Services, Inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated June 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2018

LENDINGTREE, INC.

	By:	/s/ J.D. Moriarty
J.D. Moriarty
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated June 12, 2018.